    As filed with the Securities and Exchange Commission on January 2, 2002
                                                      Registration No. 333-47626

===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                SCI SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

                 Delaware                            63-0583436
       (State or other jurisdiction               (I.R.S. Employer
     of incorporation or organization)           Identification No.)


                            2101 West Clinton Avenue
                            Huntsville, Alabama 35805
                                 (256) 882-4800
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                            Michael M. Sullivan, Esq.
                         Secretary and Corporate Counsel
                                SCI Systems, Inc.
                            2101 West Clinton Avenue
                            Huntsville, Alabama 35805
                                 (256) 882-4800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          -----------------------------

                                    Copy to:
                             G. William Speer, Esq.
                     Powell, Goldstein, Frazer & Murphy LLP
                     191 Peachtree Street, N.E., 16th Floor
                             Atlanta, Georgia 30303
                            Telephone: (404) 572-6600

                          -----------------------------

Approximate date of commencement of proposed sale to the public: Not Applicable

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

This Post-Effective Amendment No. 1 to Form S-3 shall become effective in accordance with Section 8(c) of the Securities act of 1933, as amended, on such a date as the Commission, acting pursuant to Section 8(c), may determine.


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                          DEREGISTERATION OF SECURITIES

         This Post-Effective Amendment No. 1 (the "Amendment") to the Registration Statement on Form S-3 (No. 333-47626) (the "Registration Statement") is being filed by SCI Systems, Inc. (the "Company") to deregister $225,000,000 of the Company's securities that remain unsold as of the date this Amendment is filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, and the State of California, on the 2nd day of January, 2002.

                                  SCI SYSTEMS, INC.


                                 By:  /s/ JURE SOLA
                                     ------------------------------------------
                               Name:  Jure Sola
                                     ------------------------------------------
                              Title:  Chairman and Chief Executive Officer
                                     ------------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                         TITLE                              DATE
                                   Chairman of the Board and Chief
                                   Executive Officer
 /s/ JURE SOLA                     (Principal Executive Officer)      January 2, 2002
--------------------------        --------------------------------

                                   President, Chief Operating
 /s/ RANDY FURR                    Officer and Director               January 2, 2002
--------------------------        -----------------------------

                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial and
 /s/ RICK ACKEL                    Accounting Officer)                January 2, 2002
--------------------------        -----------------------------

 /s/ A. EUGENE SAPP                 Director                          January 2, 2002
--------------------------        -----------------------------
